Consolidated Statements of Operations (Unaudited) (USD $)	3 Months Ended		9 Months Ended
	Sep. 30, 2012	Sep. 30, 2011	Sep. 30, 2012	Sep. 30, 2011
Income Statement [Abstract]
Revenues	$ 1,118,232	$ 705,028	$ 2,712,892	$ 1,656,751
Cost of goods sold	912,076	369,673	1,651,949	780,434
Gross profit	206,156	335,355	1,060,943	876,317
Expenses:
Selling, general and administrative	1,000,144	611,322	3,482,154	1,357,511
Total expenses	1,000,144	611,322	3,482,154	1,357,511
Net loss before other income (expense)	(793,988)	(275,967)	(2,421,211)	(481,194)
Other income (expense):
Decrease in fair value of warrants	93,948		447,976
Interest expense				(2,712)
Total other income (expense)	93,948		447,976	(2,712)
Net loss	$ (700,040)	$ (275,967)	$ (1,973,235)	$ (483,906)
NET LOSS PER COMMON SHARE
Basic and Diluted	$ (0.02)	$ (0.01)	$ (0.05)	$ (0.03)
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Basic and Diluted	43,520,923	40,000,000	42,455,871	19,222,934